Exhibit o.(ii)
                                POWER OF ATTORNEY

     KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned  Directors  and
Principal Financial Officer of SunAmerica Style Select Series, Inc. do hereby severally constitute and appoint Peter A. Harbeck, Peter C. Sutton, Robert M. Zakem and Peter E. Pisapia or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-1A and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         WITNESS the due execution hereof on the date and in the capacity set forth below.


SIGNATURE                                      TITLE                                       DATE
---------                                      -----                                       -----

/S/ PETER A. HARBECK                   Director and President                            November 19, 2001
------------------------------------  (Principal Executive Officer)
Peter A. Harbeck


/S/ PETER C. SUTTON                    Treasurer (Principal                              November 19, 2001
------------------------------------   Financial and Accounting Officer)
Peter C. Sutton


/S/ S. JAMES COPPERSMITH               Director                                          November 19, 2001
------------------------------------
S. James Coppersmith


/S/ SAMUEL M. EISENSTAT                Director                                          November 19, 2001
------------------------------------
Samuel M. Eisenstat


/S/ STEPHEN J. GUTMAN                  Director                                          November 19, 2001
------------------------------------
Stephen J. Gutman


/S/ SEBASTIANO STERPA                  Director                                          November 19, 2001
------------------------------------
Sebastiano Sterpa


/S/ DR. JUDITH L. CRAVEN               Director                                          November 19, 2001
------------------------------------
Dr. Judith L. Craven


/S/ WILLIAM F. DEVIN                   Director                                          November 19, 2001
------------------------------------
William F. Devin


                                                                  Exhibit o (ii)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustees and Principal Financial Officer of SunAmerica Income Funds do hereby severally constitute and appoint Peter A. Harbeck, Peter C. Sutton, Robert M. Zakem and Peter E. Pisapia or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-1A and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         WITNESS the due execution hereof on the date and in the capacity set forth below.


SIGNATURE                                      TITLE                                     DATE
---------                                      -----                                     -----

/S/ PETER A. HARBECK                   Trustee and President                            November 19, 2001
------------------------------------  (Principal Executive Officer)
Peter A. Harbeck


/S/ PETER C. SUTTON                    Treasurer (Principal                              November 19, 2001
------------------------------------   Financial and Accounting Officer)
Peter C. Sutton


/S/ S. JAMES COPPERSMITH               Trustee                                           November 19, 2001
------------------------------------
S. James Coppersmith


/S/ SAMUEL M. EISENSTAT                Trustee                                           November 19, 2001
------------------------------------
Samuel M. Eisenstat


/S/ STEPHEN J. GUTMAN                  Trustee                                           November 19, 2001
------------------------------------
Stephen J. Gutman


/S/ SEBASTIANO STERPA                  Trustee                                           November 19, 2001
------------------------------------
Sebastiano Sterpa


/S/ DR. JUDITH L. CRAVEN               Trustee                                           November 19, 2001
------------------------------------
Dr. Judith L. Craven


/S/ WILLIAM F. DEVIN                   Trustee                                           November 19, 2001
------------------------------------
William F. Devin


                                                                  Exhibit o (ii)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustees and Principal Financial Officer of SunAmerica Equity Funds do hereby severally constitute and appoint Peter A. Harbeck, Peter C. Sutton, Robert M. Zakem and Peter E. Pisapia or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-1A and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         WITNESS the due execution hereof on the date and in the capacity set forth below.



SIGNATURE                                      TITLE                                      DATE
---------                                      -----                                      -----

/S/ PETER A. HARBECK                   Trustee and President                             November 19, 2001
------------------------------------  (Principal Executive Officer)
Peter A. Harbeck


/S/ PETER C. SUTTON                    Treasurer (Principal                              November 19, 2001
------------------------------------   Financial and Accounting Officer)
Peter C. Sutton


/S/ S. JAMES COPPERSMITH               Trustee                                           November 19, 2001
------------------------------------
S. James Coppersmith


/S/ SAMUEL M. EISENSTAT                Trustee                                           November 19, 2001
------------------------------------
Samuel M. Eisenstat


/S/ STEPHEN J. GUTMAN                  Trustee                                           November 19, 2001
------------------------------------
Stephen J. Gutman


/S/ SEBASTIANO STERPA                  Trustee                                           November 19, 2001
------------------------------------
Sebastiano Sterpa


/S/ DR. JUDITH L. CRAVEN               Trustee                                           November 19, 2001
------------------------------------
Dr. Judith L. Craven


/S/ WILLIAM F. DEVIN                   Trustee                                           November 19, 2001
------------------------------------
William F. Devin
